E.I.I. Realty Securities Trust

E.I.I. Realty Securities Fund

E.I.I. International Property Fund

Supplement Dated April 5, 2006
To the Prospectuses Dated October 28, 2005

How to Redeem Shares (E.I.I. International Property Fund only):

If you sell your shares after holding them less than 90 days, a 1.5% short-term redemption fee will be deducted from the redemption amount. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The fees are paid to the E.I.I. International Property Fund, and are designed to help offset the brokerage commissions, market impact, and other costs associated with short-term shareholder trading.

The redemption fee will not be imposed on shares purchased through reinvested distributions (dividend and capital gains distributions). This fee will not be assessed to the participants in employer-sponsored retirement plans that are held at the E.I.I. International Property Fund in an omnibus account (such as 401 (k), 403 (b), 457, Keogh, Profit Sharing Plans, and Money Purchase Pension Plans) or to accounts held under trust agreements at a trust institution held at the Fund in an omnibus account. The redemption fee will not be assessed on rollovers, transfers, transfers-in-kind or changes of account registration. The redemption fee will also not be assessed due to the death or disability of a shareholder.

While the E.I.I. International Property Fund will make every effort to collect redemption fees, the Fund may not always be able to track short-term trading effected through financial intermediaries. Financial intermediaries include omnibus accounts or retirement plans.

Distributor (both Funds)

Effective April 1, 2006, PFPC Distributors, Inc., located at 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the distributor of the Funds’ shares.